                          [COVER PHOTO APPEARS HERE]



                              AIM BLUE CHIP FUND

[AIM LOGO APPEARS HERE]       ANNUAL REPORT                     1996

[PHOTO APPEARS HERE]



   AIM BLUE CHIP FUND

    For shareholders

        who seek

a relatively conservative

investment portfolio that

  contains the stocks of

 top-performing companies

    within designated

    business sectors.


ABOUT FUND PERFORMANCE DATA THROUGHOUT THIS REPORT:
o AIM Blue Chip Fund performance figures are historical and reflect reinvestments of all distributions and changes in net asset value. Unless otherwise indicated, Fund results are for Class A shares and calculated at net asset value without reflecting sales charges. The Fund's Class B shares commenced operations October 1, 1996.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o  Past performance cannot guarantee comparable future results.
o The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o The Standard & Poor's 500 (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o Lipper Analytical Services, Inc., is an independent mutual fund performance monitor. The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth mutual funds.
o The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 large-company stocks.
o The Russell 1000 Index measures the performance of 1000 large-company stocks.
o An Investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


            MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT
         RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


      This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter



                   Dear Shareholder:

                   We are happy to welcome you to The AIM Family of
   [Photo of       Funds--Registered Trademark--, and are pleased to bring
CHARLES T. BAUER,  you the first annual report for AIM Blue Chip Fund, an
  Chairman of      investment portfolio of stocks in large, established
 the Board of      companies with attractive long-term growth potential.  Many
   the Fund,       of the stocks in the Fund may be companies familiar to you
 APPEARS HERE]     as leaders in their respective businesses--such as General
                   Electric Co., Johnson & Johnson, & Boeing Co.
                      What may be new to many of you is The Aim Family of Funds--Registered Trademark--. Others of you may be long time investors in AIM funds, but new to this Fund. AIM acquired the assets of the Baird Blue Chip Fund, Inc. in late spring 1996, and those assets were merged into AIM Blue
Chip Fund which commenced operations on June 3, 1996, as a series portfolio of AIM Equity Funds, Inc. The Fund's B shares commenced operations on October 1, 1996. The Fund's fiscal year end was changed from September 30 to October 31, and as a result, this report includes financial information for the fiscal year ended September 30 and for the fiscal year ended October 31.
   For the year ended October 31, 1996, the Fund's total return on Class A shares was strong--25.88%. That eclipsed the impressive 22.92% total return posted for the Russell 1000 Index of large-company stocks and the 16.94% return for the Lipper Growth Fund Index. The Fund's net assets stood at $128.5 million as of October 31, 1996. For a complete discussion of the market conditions and Fund investment strategy during the reporting period, see the MANAGEMENT'S DISCUSSION AND ANALYSIS on the next page.
   The Fund's focus is a value-based approach to blue-chip investing, our own blend of two proven investment strategies: growth through earnings acceleration and growth through value recognition. AIM believes earnings hold the key to long-term investment growth, and the Fund seeks to identify and purchase stocks in key market sectors with earnings that seem to be growing. The Fund also looks for growth at a reasonable price, much as you would try to buy a quality product at a relatively low price to get the best value for your dollar.
   While past performance cannot guarantee comparable future results, these time-tested strategies have worked well for AIM through the years that we have managed investments for shareholders like you. Today, AIM ranks among the top 15 mutual fund families in assets under management, according to data released October 31, 1996, by Lipper Analytical Services, Inc.
   As always, we are glad to respond to questions or comments about this report. You may reach us by calling Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line toll-free at 800-246-5463.


Respectfully submitted,


/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


-----------------------

         For the

       year ended

    October 31, 1996,

the fund's total return

        was 25.88%

-----------------------

                                                          The Managers' Overview


BLUE CHIPS RESILIENT IN
VOLATILE MARKET

A roundtable discussion with the Fund management team for AIM Blue Chip Fund for the year ended October 31, 1996.

--------------------------------------------------------------------------------

Q. HOW DID AIM BLUE CHIP FUND PERFORM DURING THE FISCAL YEAR COVERED BY THIS REPORT?
A. The Fund's total return was 25.88% for the year ended October 31,1996, and that compared favorably to the 22.92% reported for the Russell 1000
Index for large company stocks. Similar funds returned 16.94% during the same period, according to the Lipper Growth Fund Index.


Q. WHAT FACTORS INFLUENCED THE MARKET DURING THE REPORTING PERIOD?
A. For most of the period, investors primarily were concerned that the economy might be overheating and that the Federal Reserve Board might raise interest rates. Economic data released in early March revealed an economy growing much faster than previously thought. That was later confirmed when gross domestic product came in at 2.0% in the first quarter and 4.7% in the second quarter.
   But employment statistics released in August, September, and October suggested an economy that was growing at a reasonable rate. There also was mounting evidence that labor and production costs weren't eroding corporate profits. Moreover, inflation remained moderate. The Fed appeared to be satisfied with the pace of the economy when it left interest rates unchanged at its meetings in July, August, and September.

Q. HOW DID THE MARKET PERFORM IN THIS ECONOMIC ENVIRONMENT?
A. The DJIA rose 15% through the first three quarters of 1996. In mid-October, it soared past the 6000 mark to set a new record. But the ride to the top was anything but smooth.
   After climbing to 5778 on May 22, the DJIA fell 7.4% over the following weeks to 5349.51 on July 15, according to The Wall Street Journal. The steepest decline occurred July 1-15, when the Dow dropped 7.0%, a selling spree mainly attributed to unexpectedly strong employment figures which heightened fears of an overheating economy.
   But subsequent data suggested that the economy was growing at a manageable rate without rising inflation. The DJIA recouped its losses in August, returning to its May levels. In September and October, traditionally "down" months for the stock market, the Dow resumed its march into record territory, surpassing the 6000 mark on October 14.

Q. HOW WERE THE FUND'S HOLDINGS AFFECTED IN THIS MARKET CLIMATE?
A. The Fund benefited when investors were drawn to the stocks of large, industry-dominating companies whose profits were less likely to be adversely affected in an uncertain economic environment. The stocks in which the Fund invests - industry leaders like General Electric Co., Boeing Co., and

========================================
AIM BLUE CHIP FUND VS. INDEXES

10/31/95-10/31/96

Aim Blue Chip Fund              25.88%
Russell 1000 Index              22.92%
Lipper Growth Fund Index         16.94%
========================================

========================================
MORNINGSTAR RATINGS

as of 10/31/96

                             Funds in
Period       Rating      Equity Category

OVERALL       ****             NA

5 YEARS        ***          1,031

3 YEARS       *****         1,724
========================================

Morningstar's rating system of one
(lowest) to five (highest) stars is
based on risk and return ratios for
three-, five-, and 10-year periods and
considers all loads, fees, and expenses.
Ratings compare funds with similar
investment objectives and represent past performance, which is no guarantee of comparable future results.

------------------------

  The stocks in which

   the Funds invests

  helped power the Dow

to impressive gains over

the first three quarters

         of 1996.

------------------------
See important Fund & Index disclosures on inside front cover.

================================================================================
TOP TEN HOLDINGS
================================================================================
as of 10/31/96

Top 10 Securities                        Top 10 Industries

 1. Merck & Co., Inc.                     1. Retail (Stores)
 2. General Electric Co.                  2. Computer Software/Services
 3. Gillette Co. (The)                    3. Medical (Drugs)
 4. Intel Corp.                           4. Insurance (Multi-Line Property)
 5. Johnson & Johnson                     5. Business Services
 6. Reuters Holdings PLC                  6. Banking
 7. American International Group, Inc.    7. Electronic Components/Miscellaneous
 8. Boeing Co. (The)                      8. Medical (Instruments/Products)
 9. Medtronic, Inc.                       9. Electric Power
10. Fiserv, Inc.                         10. Telecommunications

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================

Proctor & Gamble Co.--helped power the Dow to its impressive gains over the first three quarters of 1996.

Q. HOW DID YOU MANAGE THE FUND DURING THIS PERIOD?
A. We further diversified the portfolio. Among the Fund's top equity holdings were securities in the following sectors: technology, 24%; financial, 13%; health care, 11%, and consumer cyclicals, 10%. These are broad categories which include a wide variety of industries. For example, the technology sector includes the stocks of aerospace and defense industries, software developers, computer hardware manufacturers, and networking equipment providers.

Q. WHAT WERE THE TOP-PERFORMING TECHNOLOGY SECTORS?
A. Overall, technology stocks posted respectable gains during the reporting period despite falling out of favor with investors in July and August. Among the top-performing sectors were aerospace/defense-industry stocks and software-company stocks.
   Semiconductor stocks, which had lagged the securities of other technology industries, staged a more recent comeback--a rally that was given a boost when Intel Corp., the microchip manufacturing giant, reported its third-quarter earnings were better than expected. Among the Fund's technology holdings, Intel Corp. was a strong performer as were Boeing Co., Microsoft Corp., and General Electric Co.
   In addition to technology stocks, health-care and financial-company equities also performed well during the period, thanks to positive earnings trends.

Q. WHAT'S BEHIND THE POSITIVE EARNINGS TRENDS IN THE FINANCIAL AND
HEALTH-CARE INDUSTRIES?
A. The stocks of financial institutions such as banks and insurance companies recorded impressive gains thanks to a higher proportion of positive earnings surprises than any other sector, due to the favorable interest-rate environment present for most of the reporting period. Fund holdings in this sector included State Street Boston Corp., American International Group, Inc., and Citicorp. Large hospital chains and managed-care companies have improved efficiency through major restructuring efforts including consolidations, networking, and increased reliance on managed care. Drug manufacturers worldwide continue to benefit from ongoing cost-cutting efforts, price increases, and the introduction of new drugs. Among the Fund's top performers in the health-care sector were Merck & Co. Inc., Abbott Laboratories, and Johnson & Johnson.

Q. WHAT IS YOUR MARKET OUTLOOK?
A. As 1996 neared its close, conditions appeared favorable for the stock market. Recent reports show the economy slowed to a 2.0% annual rate in the third-quarter from 4.7% in the second quarter. The economy is growing at a reasonable rate without rising inflation. The bull market has run longer than any in history--October marked its sixth year.
   How much longer can this record bull market last? Analysts disagree.
Some predict it will continue into 1997 and perhaps beyond. But other forecasters see an aging bull rather than a raging bull and are predicting that the current market rally may soon end.
   However, in light of the heady market performance that stocks have delivered for more than six years, it's important to keep an eye on the big picture. Certainly, investors have enjoyed successful performance in the stock market for some time. But markets run in cycles--even the longest bull market in history.

         See important Fund & Index disclosure on inside front cover.

      ---------------

   The economy is growing

    at a reasonable rate

without rising inflation.

      ---------------

Long-Term Performance

BLUE CHIP FUND VS. BENCHMARK INDEX

The chart below compares your Fund to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 2/4/87-10/31/96. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Russell 1000 and the S&P 500 Indexes. Unlike your Fund, the index is not managed; therefore there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
CLASS A SHARES

Including sales charges.

                 As of           As of
                9/30/96        10/31/96
                -------        --------
1 Year          15.65%*        18.95%**

5 Years         12.88%         12.95%

Inception
(2/4/87)        11.50%         11.63%

*22.39% excluding sales charges.
**25.88% excluding sales charges.

Class B shares commenced operations on October 1, 1996.

AIM Blue Chip Fund has elected to use the Russell 1000 Index--a broad measure of the performance of 1,000 large-company stocks--which more closely reflects the performance of stocks in which the Fund invests. In previous reports, the Fund used the Standard & Poor's Composite Index of 500 Stocks (S&P 500) which measures the performance of large- and small-company stocks. In accordance with SEC guidelines, we have included a comparison of the Fund's performance to that of the S&P 500 Index, which was used in previous reports, and the Russell 1000 Index.
------------------------------------------------------------------------------

================================================================================
GROWTH OF A $10,000 INVESTMENT
================================================================================
Past performance is no guarantee of future results.

2/4/87-9/30/96

            AIM BLUE CHIP           RUSSELL       STANDARD &
         FUND CLASS A SHARES      1000 INDEX      POOR'S 500
                                 In thousands
2/4/87           9,451              10,000          10,000
9/87            10,889              11,751          11,759
9/88             9,604              10,421          10,297
9/89            11,714              13,772          13,685
9/90            11,754              12,194          12,421
9/91            14,754              16,311          16,278
9/92            16,244              18,205          18,068
9/93            16,982              20,980          20,406
9/94            18,288              21,510          21,165
9/95            23,380              27,964          27,438
9/96            28,613              33,468          32,999

2/4/87-10/31/96

            AIM BLUE CHIP           RUSSELL       STANDARD &
         FUND CLASS A SHARES      1000 INDEX      POOR'S 500
                                 In thousands
2/4/87           9,451              10,000          10,000
10/87            8,861               9,202           9,200
10/88            9,612              10,641          10,565
10/89           11,524              13,405          13,340
10/90           11,708              12,133          12,338
10/91           15,005              16,573          16,471
10/92           16,498              18,356          18,106
10/93           17,314              21,257          20,802
10/94           18,739              21,916          21,607
10/95           23,193              27,835          27,302
10/96           29,195              34,208          33,860
================================================================================

Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

                                                        Financials

SCHEDULE OF INVESTMENTS

October 31, 1996

  SHARES                                                                       MARKET VALUE
               COMMON STOCKS-81.74%

               ADVERTISING/BROADCASTING-0.75%

     20,000    Interpublic Group of Companies, Inc.                          $         970,000
----------------------------------------------------------------------------------------------

               AEROSPACE/DEFENSE-2.52%

     23,900    Boeing Co. (The)                                                      2,279,463
----------------------------------------------------------------------------------------------
      7,500    United Technologies Corp.                                               965,625
----------------------------------------------------------------------------------------------
                                                                                     3,245,088
----------------------------------------------------------------------------------------------

               AUTOMOBILE (MANUFACTURERS)-0.67%

     16,000    General Motors Corp.                                                    862,000
----------------------------------------------------------------------------------------------

               BANKING-3.80%

     31,000    Fifth Third Bancorp                                                   1,941,375
----------------------------------------------------------------------------------------------
     25,000    Norwest Bank Corp.                                                    1,096,875
----------------------------------------------------------------------------------------------
     29,200    State Street Boston Corp.                                             1,850,550
----------------------------------------------------------------------------------------------
                                                                                     4,888,800
----------------------------------------------------------------------------------------------

               BANKING (MONEY CENTER)-0.81%

     10,500    Citicorp                                                              1,039,500
----------------------------------------------------------------------------------------------

               BEVERAGES (SOFT DRINKS)-0.37%

     16,000    PepsiCo, Inc.                                                           474,000
----------------------------------------------------------------------------------------------

               BIOTECHNOLOGY-0.93%

     26,000    Guidant Corp.                                                         1,199,250
----------------------------------------------------------------------------------------------

               BUSINESS SERVICES-4.24%

      8,500    AccuStaff, Inc.(a)                                                      227,375
----------------------------------------------------------------------------------------------
     10,000    Dun & Bradstreet Corp.                                                  578,750
----------------------------------------------------------------------------------------------
     35,000    Equifax, Inc.                                                         1,041,250
----------------------------------------------------------------------------------------------
     55,450    Olsten Corp.                                                          1,109,000
----------------------------------------------------------------------------------------------
     33,600    Reuters Holdings PLC-Sponsored ADR (United Kingdom)                   2,499,000
----------------------------------------------------------------------------------------------
                                                                                     5,455,375
----------------------------------------------------------------------------------------------

               CHEMICALS-0.80%

     18,000    PPG Industries, Inc.                                                  1,026,000
----------------------------------------------------------------------------------------------

               CHEMICALS (SPECIALTY)-0.82%

     28,000    IMC Global, Inc.                                                      1,050,000
----------------------------------------------------------------------------------------------

               COMPUTER MAINFRAMES-1.00%

     10,000    International Business Machines Corp.                                 1,290,000
----------------------------------------------------------------------------------------------

               COMPUTER MINI/PCS-1.55%

     16,000    COMPAQ Computer Corp.(a)                                              1,114,000
----------------------------------------------------------------------------------------------
     10,600    Dell Computer Corp.(a)                                                  862,575
----------------------------------------------------------------------------------------------
                                                                                     1,976,575
----------------------------------------------------------------------------------------------

               COMPUTER NETWORKING-1.65%

      9,000    Ascend Communications, Inc.(a)                                          588,375
----------------------------------------------------------------------------------------------
     16,500    Cisco Systems, Inc.(a)                                                1,020,937
----------------------------------------------------------------------------------------------
     13,000    FORE Systems, Inc.(a)                                                   516,750
----------------------------------------------------------------------------------------------
                                                                                     2,126,062
----------------------------------------------------------------------------------------------

Financials

  SHARES                                                                       MARKET VALUE
               COMPUTER SOFTWARE/SERVICES-5.86%

     20,500    Computer Associates International, Inc.                       $       1,212,062
----------------------------------------------------------------------------------------------
      7,000    Computer Sciences Corp.(a)                                              519,750
----------------------------------------------------------------------------------------------
      8,000    Electronic Data Systems Corp.                                           360,000
----------------------------------------------------------------------------------------------
     51,100    Fiserv, Inc.(a)                                                       1,960,962
----------------------------------------------------------------------------------------------
     12,000    Microsoft, Corp.(a)                                                   1,647,000
----------------------------------------------------------------------------------------------
     31,950    Oracle Systems Corp.(a)                                               1,351,884
----------------------------------------------------------------------------------------------
      7,000    PairGain Technologies, Inc.(a)                                          482,125
----------------------------------------------------------------------------------------------
                                                                                     7,533,783
----------------------------------------------------------------------------------------------

               CONGLOMERATES-1.20%

     16,600    Du Pont (E.I.) de Nemours & Co.                                       1,539,650
----------------------------------------------------------------------------------------------

               COSMETICS & TOILETRIES-2.74%

     18,000    Avon Products, Inc.                                                     976,500
----------------------------------------------------------------------------------------------
     34,000    Gillette Co. (The)                                                    2,541,500
----------------------------------------------------------------------------------------------
                                                                                     3,518,000
----------------------------------------------------------------------------------------------

               ELECTRIC POWER-3.05%

     26,000    Allegheny Power System, Inc.                                            776,750
----------------------------------------------------------------------------------------------
     27,500    Consolidated Edison Co. of New York, Inc.                               804,375
----------------------------------------------------------------------------------------------
     28,000    Entergy Corp.                                                           784,000
----------------------------------------------------------------------------------------------
     34,000    Houston Industries Inc.                                                 777,750
----------------------------------------------------------------------------------------------
     28,600    Illinova Corp.                                                          779,350
----------------------------------------------------------------------------------------------
                                                                                     3,922,225
----------------------------------------------------------------------------------------------

               ELECTRONIC COMPONENTS/MISCELLANEOUS-3.56%

     22,000    Emerson Electric Co.                                                  1,958,000
----------------------------------------------------------------------------------------------
     27,000    General Electric Co.                                                  2,612,250
----------------------------------------------------------------------------------------------
                                                                                     4,570,250
----------------------------------------------------------------------------------------------

               FINANCE (CONSUMER CREDIT)-1.61%

      9,000    Federal Home Loan Mortgage Corp.                                        909,000
----------------------------------------------------------------------------------------------
     14,000    Student Loan Marketing Association                                    1,158,500
----------------------------------------------------------------------------------------------
                                                                                     2,067,500
----------------------------------------------------------------------------------------------

               FOOD/PROCESSING-1.95%

     30,000    Archer-Daniels-Midland Co.                                              652,500
----------------------------------------------------------------------------------------------
     52,200    Sara Lee Corp.                                                        1,853,100
----------------------------------------------------------------------------------------------
                                                                                     2,505,600
----------------------------------------------------------------------------------------------

               HOTELS/MOTELS-0.76%

     32,000    Hilton Hotels Corp.                                                     972,000
----------------------------------------------------------------------------------------------

               INSURANCE (LIFE & HEALTH)-1.28%

     22,000    Conseco, Inc.                                                         1,177,000
----------------------------------------------------------------------------------------------
     20,000    Equitable Companies Inc.                                                470,000
----------------------------------------------------------------------------------------------
                                                                                     1,647,000
----------------------------------------------------------------------------------------------

               INSURANCE (MULTI-LINE PROPERTY)-5.04%

     23,500    Allstate Corp.                                                        1,318,938
----------------------------------------------------------------------------------------------
     21,000    American International Group, Inc.                                    2,281,125
----------------------------------------------------------------------------------------------
      6,800    CIGNA Corp.                                                             887,400
----------------------------------------------------------------------------------------------

                                                       Financials

  SHARES                                                                       MARKET VALUE
               INSURANCE (MULTI-LINE PROPERTY)-(Continued)

     13,200    MGIC Investment Corp.                                         $         905,850
----------------------------------------------------------------------------------------------
     20,000    Travelers Group, Inc.                                                 1,085,000
----------------------------------------------------------------------------------------------
                                                                                     6,478,313
----------------------------------------------------------------------------------------------

               LEISURE & RECREATION-0.74%

     21,000    Harley-Davidson, Inc.                                                   947,625
----------------------------------------------------------------------------------------------

               MEDICAL (DRUGS)-5.40%

     25,000    Abbott Laboratories                                                   1,265,625
----------------------------------------------------------------------------------------------
     51,200    Johnson & Johnson                                                     2,521,600
----------------------------------------------------------------------------------------------
     42,500    Merck & Co., Inc.                                                     3,150,313
----------------------------------------------------------------------------------------------
                                                                                     6,937,538
----------------------------------------------------------------------------------------------

               MEDICAL (INSTRUMENTS/PRODUCTS)-3.17%

     32,000    Baxter International Inc.                                             1,332,000
----------------------------------------------------------------------------------------------
     33,900    Medtronic, Inc.                                                       2,182,313
----------------------------------------------------------------------------------------------
     14,300    St. Jude Medical, Inc.(a)                                               564,850
----------------------------------------------------------------------------------------------
                                                                                     4,079,163
----------------------------------------------------------------------------------------------

               MEDICAL (PATIENT SERVICES)-1.39%

     24,000    Columbia/HCA Healthcare Corp.                                           858,000
----------------------------------------------------------------------------------------------
     32,000    Sybron International Corp.(a)                                           932,000
----------------------------------------------------------------------------------------------
                                                                                     1,790,000
----------------------------------------------------------------------------------------------

               NATURAL GAS PIPELINE-0.29%

      6,200    Columbia Gas System, Inc.                                               376,650
----------------------------------------------------------------------------------------------

               OFFICE AUTOMATION-0.52%

     17,000    Danka Business Systems PLC-ADR (United Kingdom)                         673,625
----------------------------------------------------------------------------------------------

               OIL & GAS (SERVICES)-2.70%

     15,000    Halliburton Co.                                                         849,375
----------------------------------------------------------------------------------------------
     10,000    Royal Dutch Petroleum Co.-ADR-New York shares (Netherlands)           1,653,750
----------------------------------------------------------------------------------------------
      9,500    Texaco, Inc.                                                            965,438
----------------------------------------------------------------------------------------------
                                                                                     3,468,563
----------------------------------------------------------------------------------------------

               OIL EQUIPMENT & SUPPLIES-1.36%

     17,700    Schlumberger Ltd.                                                     1,754,512
----------------------------------------------------------------------------------------------

               PUBLISHING-0.70%

     25,000    New York Times Co.                                                      903,125
----------------------------------------------------------------------------------------------

               RETAIL (FOOD & DRUG)-0.23%

      6,600    Kroger Co.(a)                                                           294,525
----------------------------------------------------------------------------------------------

               RETAIL (STORES)-6.24%

     21,500    Lowe's Companies, Inc.                                                  868,062
----------------------------------------------------------------------------------------------
     38,000    Pep Boys-Manny, Moe & Jack                                            1,330,000
----------------------------------------------------------------------------------------------
     45,000    Staples, Inc.(a)                                                        838,125
----------------------------------------------------------------------------------------------
     35,000    Sysco Corp.                                                           1,190,000
----------------------------------------------------------------------------------------------
     43,000    Toys "R" Us, Inc.(a)                                                  1,456,625
----------------------------------------------------------------------------------------------
     50,000    Viking Office Products Inc.(a)                                        1,456,250
----------------------------------------------------------------------------------------------
     33,000    Wal-Mart Stores, Inc.                                                   878,625
----------------------------------------------------------------------------------------------
                                                                                     8,017,687
----------------------------------------------------------------------------------------------

Financials

  SHARES                                                                       MARKET VALUE
               SEMICONDUCTORS-2.45%

     10,000    Altera Corp.(a)                                               $         620,000
----------------------------------------------------------------------------------------------
     23,000    Intel Corp.                                                           2,527,125
----------------------------------------------------------------------------------------------
                                                                                     3,147,125
----------------------------------------------------------------------------------------------

               SHOES & RELATED APPAREL-0.78%

     17,000    NIKE, Inc.-Class B                                                    1,000,875
----------------------------------------------------------------------------------------------

               TELECOMMUNICATIONS-2.77%

     25,000    Lucent Technologies, Inc.                                             1,175,000
----------------------------------------------------------------------------------------------
     20,400    MFS Communications Co., Inc.(a)                                       1,022,550
----------------------------------------------------------------------------------------------
     56,000    WorldCom, Inc.(a)                                                     1,365,000
----------------------------------------------------------------------------------------------
                                                                                     3,562,550
----------------------------------------------------------------------------------------------

               TELEPHONE-1.88%

     19,000    BellSouth Corp.                                                         774,250
----------------------------------------------------------------------------------------------
     18,000    Cincinnati Bell, Inc.                                                   888,750
----------------------------------------------------------------------------------------------
     15,400    SBC Communications, Inc.                                                748,825
----------------------------------------------------------------------------------------------
                                                                                     2,411,825
----------------------------------------------------------------------------------------------

               TEXTILES-0.38%

      7,000    Gucci Group NV-ADR-New York shares (Netherlands)                        483,000
----------------------------------------------------------------------------------------------

               TOBACCO-2.41%

     20,000    Philip Morris Companies, Inc.                                         1,852,500
----------------------------------------------------------------------------------------------
     43,100    RJR Nabisco Holdings Corp.                                            1,244,513
----------------------------------------------------------------------------------------------
                                                                                     3,097,013
----------------------------------------------------------------------------------------------

               TRANSPORTATION-1.37%

     70,000    Canadian Pacific, Ltd. (Canada)                                       1,767,500
----------------------------------------------------------------------------------------------
               Total Common Stocks                                                 105,069,872
----------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT
               U.S. TREASURY BILLS-13.10%(b)

$17,210,000(c) 5.17%, 04/03/97                                                      16,845,664
----------------------------------------------------------------------------------------------

               REPURCHASE AGREEMENTS-5.40%(d)

    939,177    Daiwa Securities America, Inc., 5.53%, 11/01/96(e)                      939,177
----------------------------------------------------------------------------------------------
  6,000,000    SBC Capital Markets, Inc., 5.55%, 11/01/96(f)                         6,000,000
----------------------------------------------------------------------------------------------
                     Total Repurchase Agreements                                     6,939,177
----------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS-100.24%                                           128,854,713
----------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES-(0.24)%                                  (306,359)
----------------------------------------------------------------------------------------------
               NET ASSETS-100.00%                                            $     128,548,354
==============================================================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) U.S. Treasury bills are traded on a discount. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to insure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 10/31/96 with a maturing value of $750,115,208. Collateralized by $733,115,000 U.S. Treasury obligations, 0% to 10.375% due 11/15/96 to 08/15/23.
(f) Joint repurchase agreement entered into 10/31/96 with a maturing value of $700,107,917. Collateralized by $691,506,000 U.S. Treasury obligations, 0% to 9.125% due 11/30/96 to 10/31/01.

See Notes to Financial Statements.

                                                       Financials

SCHEDULE OF INVESTMENTS

September 30, 1996

  SHARES                                                                       MARKET VALUE
               COMMON STOCKS-89.03%

               ADVERTISING/BROADCASTING-0.89%

     20,000    Interpublic Group of Companies, Inc.                          $         945,000
----------------------------------------------------------------------------------------------

               AEROSPACE/DEFENSE-2.97%

     23,900    Boeing Co. (The)                                                      2,258,550
----------------------------------------------------------------------------------------------
      7,500    United Technologies Corp.                                               900,938
----------------------------------------------------------------------------------------------
                                                                                     3,159,488
----------------------------------------------------------------------------------------------

               AIRLINES-0.88%

     41,000    Southwest Airlines Co.                                                  937,875
----------------------------------------------------------------------------------------------

               AUTOMOBILE (MANUFACTURERS)-0.72%

     16,000    General Motors Corp.                                                    768,000
----------------------------------------------------------------------------------------------

               BANKING-4.23%

     31,000    Fifth Third Bancorp                                                   1,801,875
----------------------------------------------------------------------------------------------
     25,000    Norwest Bank Corp.                                                    1,021,875
----------------------------------------------------------------------------------------------
     29,200    State Street Boston Corp.                                             1,675,350
----------------------------------------------------------------------------------------------
                                                                                     4,499,100
----------------------------------------------------------------------------------------------

               BANKING (MONEY CENTER)-0.89%

     10,500    Citicorp                                                                951,563
----------------------------------------------------------------------------------------------

               BEVERAGES (SOFT DRINKS)-0.76%

     28,500    PepsiCo, Inc.                                                           805,125
----------------------------------------------------------------------------------------------

               BIOTECHNOLOGY-1.04%

     20,000    Guidant Corp.                                                         1,105,000
----------------------------------------------------------------------------------------------

               BUSINESS SERVICES-4.35%

     35,000    Equifax, Inc.                                                           923,125
----------------------------------------------------------------------------------------------
     55,450    Olsten Corp.                                                          1,379,319
----------------------------------------------------------------------------------------------
     33,600    Reuters Holdings PLC-Sponsored ADR (United Kingdom)                   2,326,800
----------------------------------------------------------------------------------------------
                                                                                     4,629,244
----------------------------------------------------------------------------------------------

               CHEMICALS-1.34%

     26,300    PPG Industries, Inc.                                                  1,430,063
----------------------------------------------------------------------------------------------

               CHEMICALS (SPECIALTY)-0.74%

     13,500    Air Products & Chemicals, Inc.                                          786,375
----------------------------------------------------------------------------------------------

               COMPUTER MINI/PCS-0.78%

     10,600    Dell Computer Corp.(a)                                                  824,150
----------------------------------------------------------------------------------------------

               COMPUTER NETWORKING-2.03%

      9,000    Ascend Communications, Inc.(a)                                          595,125
----------------------------------------------------------------------------------------------
     16,500    Cisco Systems, Inc.(a)                                                1,024,031
----------------------------------------------------------------------------------------------
     13,000    FORE Systems, Inc.(a)                                                   537,875
----------------------------------------------------------------------------------------------
                                                                                     2,157,031
----------------------------------------------------------------------------------------------

Financials

  SHARES                                                                       MARKET VALUE
               COMPUTER SOFTWARE/SERVICES-7.55%

     18,000    Computer Associates International, Inc.                       $       1,075,500
----------------------------------------------------------------------------------------------
      7,000    Computer Sciences Corp.(a)                                              538,125
----------------------------------------------------------------------------------------------
     16,000    Electronic Data Systems Corp.                                           982,000
----------------------------------------------------------------------------------------------
     51,100    Fiserv, Inc.(a)                                                       1,954,575
----------------------------------------------------------------------------------------------
     12,000    Microsoft, Corp.(a)                                                   1,582,500
----------------------------------------------------------------------------------------------
     31,950    Oracle Systems Corp.(a)                                               1,359,872
----------------------------------------------------------------------------------------------
      7,000    PairGain Technologies, Inc.(a)                                          546,875
----------------------------------------------------------------------------------------------
                                                                                     8,039,447
----------------------------------------------------------------------------------------------

               CONGLOMERATES-1.38%

     16,600    Du Pont (E.I.) de Nemours & Co.                                       1,464,950
----------------------------------------------------------------------------------------------

               COSMETICS & TOILETRIES-4.47%

     10,000    Avon Products, Inc.                                                     496,250
----------------------------------------------------------------------------------------------
     34,000    Gillette Co. (The)                                                    2,452,250
----------------------------------------------------------------------------------------------
     18,500    Procter & Gamble Co.                                                  1,803,750
----------------------------------------------------------------------------------------------
                                                                                     4,752,250
----------------------------------------------------------------------------------------------

               ELECTRIC POWER-3.56%

     26,000    Allegheny Power System, Inc.                                            754,000
----------------------------------------------------------------------------------------------
     27,500    Consolidated Edison Co. of New York, Inc.                               763,125
----------------------------------------------------------------------------------------------
     28,000    Entergy Corp.                                                           756,000
----------------------------------------------------------------------------------------------
     34,000    Houston Industries Inc.                                                 752,250
----------------------------------------------------------------------------------------------
     28,600    Illinova Corp.                                                          757,900
----------------------------------------------------------------------------------------------
                                                                                     3,783,275
----------------------------------------------------------------------------------------------

               ELECTRIC COMPONENTS/MISCELLANEOUS-4.17%

     22,000    Emerson Electric Co.                                                  1,982,750
----------------------------------------------------------------------------------------------
     27,000    General Electric Co.                                                  2,457,000
----------------------------------------------------------------------------------------------
                                                                                     4,439,750
----------------------------------------------------------------------------------------------

               FINANCE (CONSUMER CREDIT)-1.69%

     10,000    Federal Home Loan Mortgage Corp.                                        978,750
----------------------------------------------------------------------------------------------
     11,000    Student Loan Marketing Association                                      820,875
----------------------------------------------------------------------------------------------
                                                                                     1,799,625
----------------------------------------------------------------------------------------------

               FOOD/PROCESSING-1.75%

     52,200    Sara Lee Corp.                                                        1,866,150
----------------------------------------------------------------------------------------------

               HOTELS/MOTELS-0.85%

     32,000    Hilton Hotels Corp.                                                     908,000
----------------------------------------------------------------------------------------------

               INSURANCE (LIFE & HEALTH)-1.50%

     22,000    Conseco, Inc.                                                         1,083,500
----------------------------------------------------------------------------------------------
     20,000    Equitable Companies Inc.                                                515,000
----------------------------------------------------------------------------------------------
                                                                                     1,598,500
----------------------------------------------------------------------------------------------

               INSURANCE (MULTI-LINE PROPERTY)-6.59%

     21,000    American International Group, Inc.                                    2,115,750
----------------------------------------------------------------------------------------------
     32,400    Chubb Corp.                                                           1,490,400
----------------------------------------------------------------------------------------------
      6,800    CIGNA Corp.                                                             815,150
----------------------------------------------------------------------------------------------
      5,200    General Re Corp.                                                        737,100
----------------------------------------------------------------------------------------------

                                                       Financials

  SHARES                                                                       MARKET VALUE
               Insurance (Multi-Line Property)-continued

     13,000    MGIC Investment Corp.                                         $         875,875
----------------------------------------------------------------------------------------------
     20,000    Travelers Group, Inc.                                                   982,500
----------------------------------------------------------------------------------------------
                                                                                     7,016,775
----------------------------------------------------------------------------------------------

               LEISURE & RECREATION-0.85%

     21,000    Harley-Davidson, Inc.                                                   903,000
----------------------------------------------------------------------------------------------

               MEDICAL (DRUGS)-6.43%

     25,000    Abbott Laboratories                                                   1,231,250
----------------------------------------------------------------------------------------------
     51,200    Johnson & Johnson                                                     2,624,000
----------------------------------------------------------------------------------------------
     42,500    Merck & Co., Inc.                                                     2,990,937
----------------------------------------------------------------------------------------------
                                                                                     6,846,187
----------------------------------------------------------------------------------------------

               MEDICAL (INSTRUMENTS/PRODUCTS)-2.04%

     33,900    Medtronic, Inc.                                                       2,173,837
----------------------------------------------------------------------------------------------

               MEDICAL (PATIENT SERVICES)-1.61%

     13,800    Columbia/HCA Healthcare Corp.                                           784,875
----------------------------------------------------------------------------------------------
     32,000    Sybron International Corp.(a)                                           928,000
----------------------------------------------------------------------------------------------
                                                                                     1,712,875
----------------------------------------------------------------------------------------------

               NATURAL GAS PIPELINE-0.33%

      6,200    Columbia Gas System, Inc.                                               347,200
----------------------------------------------------------------------------------------------

               OIL & GAS (SERVICES)-3.02%

     15,000    Halliburton Co.                                                         774,375
----------------------------------------------------------------------------------------------
     10,000    Royal Dutch Petroleum Co.-ADR-New York shares (Netherlands)           1,561,250
----------------------------------------------------------------------------------------------
      9,500    Texaco, Inc.                                                            874,000
----------------------------------------------------------------------------------------------
                                                                                     3,209,625
----------------------------------------------------------------------------------------------

               OIL EQUIPMENT & SUPPLIES-1.41%

     17,700    Schlumberger Ltd.                                                     1,495,650
----------------------------------------------------------------------------------------------

               PUBLISHING-0.79%

     25,000    New York Times Co.                                                      843,750
----------------------------------------------------------------------------------------------

               RESTAURANTS-0.76%

     17,000    McDonald's Corp.                                                        805,375
----------------------------------------------------------------------------------------------

               RETAIL (FOOD & DRUG)-1.12%

     28,300    Albertson's, Inc.                                                     1,192,137
----------------------------------------------------------------------------------------------

               RETAIL (STORES)-5.63%

     15,700    Lowe's Companies, Inc.                                                  641,738
----------------------------------------------------------------------------------------------
     30,000    Pep Boys-Manny, Moe & Jack                                            1,068,750
----------------------------------------------------------------------------------------------
     45,000    Staples, Inc.(a)                                                        998,437
----------------------------------------------------------------------------------------------
     27,000    Sysco Corp.                                                             907,875
----------------------------------------------------------------------------------------------
     50,000    Viking Office Products, Inc.(a)                                       1,500,000
----------------------------------------------------------------------------------------------
     33,000    Wal-Mart Stores, Inc.                                                   870,375
----------------------------------------------------------------------------------------------
                                                                                     5,987,175
----------------------------------------------------------------------------------------------

Financials

  SHARES                                                                       MARKET VALUE
               SEMICONDUCTORS-1.91%

     10,000    Altera Corp.(a)                                               $         506,250
----------------------------------------------------------------------------------------------
     10,500    Intel Corp.                                                           1,002,094
----------------------------------------------------------------------------------------------
      9,500    Texas Instruments, Inc.                                                 523,688
----------------------------------------------------------------------------------------------
                                                                                     2,032,032
----------------------------------------------------------------------------------------------

               SHOES & RELATED APPAREL-0.97%

      8,500    NIKE, Inc.-Class B                                                    1,032,750
----------------------------------------------------------------------------------------------

               TELECOMMUNICATIONS-1.91%

     25,000    Lucent Technologies, Inc.                                             1,146,875
----------------------------------------------------------------------------------------------
     20,400    MFS Communications Co., Inc.(a)                                         889,950
----------------------------------------------------------------------------------------------
                                                                                     2,036,825
----------------------------------------------------------------------------------------------

               TELEPHONE-2.25%

     19,000    BellSouth Corp.                                                         703,000
----------------------------------------------------------------------------------------------
     18,000    Cincinnati Bell, Inc.                                                   954,000
----------------------------------------------------------------------------------------------
     15,400    SBC Communications, Inc.                                                741,125
----------------------------------------------------------------------------------------------
                                                                                     2,398,125
----------------------------------------------------------------------------------------------

               TEXTILES-0.95%

     14,000    Gucci Group NV-ADR-New York shares (Netherlands)                      1,015,000
----------------------------------------------------------------------------------------------

               TOBACCO-1.92%

     13,500    Philip Morris Companies, Inc.                                         1,211,625
----------------------------------------------------------------------------------------------
     32,000    RJR Nabisco Holdings Corp.                                              832,000
----------------------------------------------------------------------------------------------
                                                                                     2,043,625
----------------------------------------------------------------------------------------------
               Total Common Stocks                                                  94,741,904
----------------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
               U.S. TREASURY BILLS-4.49%(b)

$ 4,910,000(c) 5.17%, 04/03/97                                                       4,783,027
----------------------------------------------------------------------------------------------

               REPURCHASE AGREEMENTS-5.42%(d)

    766,387    Daiwa Securities America, Inc., 5.80%, 10/01/96(e)                      766,387
----------------------------------------------------------------------------------------------
  5,000,000    UBS Securities Inc., 5.90%, 10/01/96(f)                               5,000,000
----------------------------------------------------------------------------------------------
                     Total Repurchase Agreements                                     5,766,387
----------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS-98.94%                                            105,291,318
----------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES-1.06%                                   1,123,392
----------------------------------------------------------------------------------------------
               NET ASSETS-100.00%                                            $     106,414,710
==============================================================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) U.S. treasury bills are traded on a discount. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(d) Collateral on repurchase agreements, include the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 09/30/96 with a maturing value of $750,737,063. Collateralized by $696,875,000 U.S. Treasury obligations, 7.875% to 8.375% due 11/15/07 to 08/15/08.
(f) Joint repurchase agreement entered into 09/30/96 with a maturing value of $300,049,167. Collateralized by $678,362,131 U.S. Government agency obligations, 0% to 11.00% due 10/01/00 to 03/01/33.

See Notes to Financial Statements.

                                                     Financials

STATEMENTS OF ASSETS AND LIABILITIES

                                                             OCTOBER 31,       SEPTEMBER 30,
                                                                 1996              1996
                                                             ------------      -------------
ASSETS:

Investments, at market value (cost: $101,592,848 and
  $78,291,809)                                               $128,854,713      $105,291,318
--------------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                              1,528,029                --
--------------------------------------------------------------------------------------------
  Capital stock sold                                            1,934,587         1,144,249
--------------------------------------------------------------------------------------------
  Dividends and interest                                           65,749           144,747
--------------------------------------------------------------------------------------------
  Variation margin                                                115,600                --
--------------------------------------------------------------------------------------------
Investment for deferred compensation plan                           1,494               713
--------------------------------------------------------------------------------------------
Other assets                                                       46,398            48,053
--------------------------------------------------------------------------------------------
    Total assets                                              132,546,570       106,629,080
--------------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                         2,150,800                --
--------------------------------------------------------------------------------------------
  Capital stock reacquired                                      1,692,177            33,810
--------------------------------------------------------------------------------------------
  Deferred compensation                                             1,494               713
--------------------------------------------------------------------------------------------
Accrued advisory fees                                              68,230            60,011
--------------------------------------------------------------------------------------------
Accrued accounting services fees                                    4,309            16,263
--------------------------------------------------------------------------------------------
Accrued directors' fees                                               595             1,580
--------------------------------------------------------------------------------------------
Accrued distribution fees                                          37,233            76,346
--------------------------------------------------------------------------------------------
Accrued transfer agent fees                                         9,908            10,150
--------------------------------------------------------------------------------------------
Accrued operating expenses                                         33,470            15,497
--------------------------------------------------------------------------------------------
    Total liabilities                                           3,998,216           214,370
--------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                  $128,548,354      $106,414,710
============================================================================================

NET ASSETS:

  Class A                                                    $120,447,685      $106,414,710
--------------------------------------------------------------------------------------------
  Class B                                                    $  8,100,669                --
--------------------------------------------------------------------------------------------

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

  Class A:
    Authorized                                                750,000,000       750,000,000
--------------------------------------------------------------------------------------------
    Outstanding                                                 4,618,824         4,163,564
--------------------------------------------------------------------------------------------
  Class B:
    Authorized                                                750,000,000       750,000,000
--------------------------------------------------------------------------------------------
    Outstanding                                                   310,679                --
--------------------------------------------------------------------------------------------

CLASS A:

Net asset value and redemption price per share               $      26.08      $      25.56
--------------------------------------------------------------------------------------------
Offering price per share:
    (Net asset value divided by 94.50%)                      $      27.60      $      27.05
--------------------------------------------------------------------------------------------

CLASS B:

Net asset value and offering price per share                 $      26.07                --
============================================================================================

See Notes to Financial Statements.

Financials

STATEMENTS OF OPERATIONS

                                                                         ONE MONTH ENDED       YEAR ENDED
                                                                           OCTOBER 31,       SEPTEMBER 30,
                                                                              1996                1996
                                                                        -----------------    --------------
INVESTMENT INCOME:

Dividends (net of $2,518 and $23,207 foreign withholding tax)              $    60,573        $  1,208,166
-----------------------------------------------------------------------------------------------------------
Interest                                                                        79,751             166,454
-----------------------------------------------------------------------------------------------------------
    Total investment income                                                    140,324           1,374,620
-----------------------------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                                   75,253             578,569
-----------------------------------------------------------------------------------------------------------
Custodian fees                                                                   2,838              19,467
-----------------------------------------------------------------------------------------------------------
Distribution fees -- Class A                                                    34,010             190,772
-----------------------------------------------------------------------------------------------------------
Distribution fees -- Class B                                                     3,166                  --
-----------------------------------------------------------------------------------------------------------
Transfer agent fees -- Class A                                                   5,591              57,849
-----------------------------------------------------------------------------------------------------------
Transfer agent fees -- Class B                                                   1,601                  --
-----------------------------------------------------------------------------------------------------------
Accounting service fees                                                          4,309              51,360
-----------------------------------------------------------------------------------------------------------
Directors' fees                                                                    581               8,111
-----------------------------------------------------------------------------------------------------------
Other                                                                           12,931              73,915
-----------------------------------------------------------------------------------------------------------
    Total expenses                                                             140,280             980,043
-----------------------------------------------------------------------------------------------------------
Less expenses assumed by advisor                                                (7,024)            (19,409)
-----------------------------------------------------------------------------------------------------------
    Net expenses                                                               133,256             960,634
-----------------------------------------------------------------------------------------------------------
Net investment income                                                            7,068             413,986
-----------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND
  FUTURES CONTRACTS:

Net realized gain on sales of investment securities                          1,953,887          17,138,864
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                                                        262,356          (1,150,933)
-----------------------------------------------------------------------------------------------------------
  Futures contracts                                                             (7,768)            (22,050)
-----------------------------------------------------------------------------------------------------------
                                                                               254,588          (1,172,983)
-----------------------------------------------------------------------------------------------------------
Net gain on investment securities and futures contracts                      2,208,475          15,965,881
-----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                       $ 2,215,543        $ 16,379,867
==========================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                               ONE MONTH ENDED           YEAR ENDED SEPTEMBER 30,
                                                                 OCTOBER 31,      ---------------------------------------
                                                                    1996                1996                  1995
                                                              -----------------   -----------------     -----------------
OPERATIONS:

  Net investment income                                         $       7,068       $       413,986        $      435,096
-------------------------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities               1,953,887            17,138,864             3,508,717
-------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities and futures contracts                                  254,588            (1,172,983)           11,889,076
-------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations            2,215,543            16,379,867            15,832,889
-------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income                       --              (616,045)             (358,084)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains                      --            (8,878,928)           (1,424,952)
-------------------------------------------------------------------------------------------------------------------------
Capital stock transactions - net:
  Class A                                                          11,821,515            28,205,736            (2,840,672)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                           8,096,586                    --                    --
-------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                     22,133,644            35,090,630            11,209,181
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                             106,414,710            71,324,080            60,114,899
-------------------------------------------------------------------------------------------------------------------------
  End of period                                                 $ 128,548,354       $   106,414,710        $   71,324,080
=========================================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                    $  87,482,889       $    67,564,788        $   39,359,052
-------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                                 209,005               201,937               403,996
-------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities                                                     13,624,413            11,670,526             3,410,590
-------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    futures contracts                                              27,232,047            26,977,459            28,150,442
-------------------------------------------------------------------------------------------------------------------------
                                                                $ 128,548,354       $   106,414,710        $   71,324,080
=========================================================================================================================

See Notes to Financial Statements.

                                                                   Financials

NOTES TO FINANCIAL STATEMENTS

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six operating diversified portfolios: AIM Blue Chip Fund, AIM Aggressive Growth Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, and AIM Weingarten Fund. Prior to June 3, 1996, the Fund was the Baird Blue Chip Fund, Inc. which was incorporated under the laws of Wisconsin. Pursuant to an Agreement and Plan of Reorganization between the Company and the Baird Blue Chip Fund, Inc., the Fund was reorganized as a portfolio of the Company effective June 3, 1996. As a result of the reorganization, the Fund's fiscal year was changed from September 30 to October 31. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class B shares commenced operations on October 1, 1996. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The Fund's investment objective is long-term growth of capital. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--A security listed or traded on an exchange is valued at its last price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translation--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.

Financials

D. Securities Transactions, Investment Income and Distributions--Securities transactions are recorded on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the
   Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with
   changes in   the value of the securities being hedged.
G. Expenses--Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g., advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees for two years to the extent necessary to keep the annual expense ratio for Class A shares at 1.31% for such period. During the one month ended October 31, 1996 and the period from June 3, 1996 through September 30, 1996, AIM voluntarily waived advisory fees in the amounts of $7,024 and $19,409, respectively. Prior to June 3, 1996, the Baird Blue Chip Fund, Inc., ("BBC") had a management agreement with Robert W. Baird & Co. Incorporated ("RWB") to serve as investment advisor and manager. Under the terms of the agreement, the BBC paid RWB an advisory fee at the annual rate of 0.74% of the daily net assets of the BBC.
  At a special meeting held on March 15, 1996, the shareholders of the BBC approved a transaction whereby the assets (net of liabilities) of the BBC would be sold to AIM Blue Chip Fund, a newly-created portfolio of AIM Equity Funds, Inc., pursuant to the Agreement and Plan of Reorganization dated December 20, 1995, as amended, between the BBC and AIM Equity Funds, Inc. (the "Agreement and Plan of Reorganization"). The requisite vote for approval was a majority of the shares of the BBC outstanding on the record date (January 25, 1996). Of the 3,085,577 shares outstanding on the record date, 1,925,583 shares (or 62.4% of the total outstanding shares) were present at the meeting in person or by proxy, 1,773,720 shares (or 57.5% of the total outstanding shares) voted for approval of the Agreement and Plan of Reorganization and the reorganization transaction, and 151,863 shares either voted against or abstained from voting on the matter. The transaction occurred on June 3, 1996.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the one month ended October 31, 1996 and the period from June 3, 1996 through September 30, 1996, AIM was reimbursed $4,309 and $16,236, respectively, for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the one month ended October 31, 1996 and the period from June 3, 1996 through September 30, 1996, AFS was paid $4,759 and $16,223, respectively, for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and Class B shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares

                                                                     Financials

(the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a portion of
(a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the one month ended October 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $34,010 and $3,166, respectively, as compensation pursuant to the Plans. During the period from June 3, 1996 through September 30, 1996, the Class A shares paid by AIM Distributors $97,045 as compensation pursuant to the Class A Plan. Prior to June 3, 1996, the BBC had adopted a distribution plan (the "Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provided that the BBC may incur certain costs which may not exceed the lesser of a monthly payment amount equal to 0.45% per year of the BBC's daily net assets or the actual distribution costs incurred by RWB during the year. During the period October 1, 1995 through June 3, 1996, BBC paid RWB $93,727 as compensation under the Plan.
  AIM Distributors received commissions of $42,859 and $101,484 from sales of shares of the Class A's capital stock transactions during the one month ended October 31, 1996 and the period from June 3, 1996 through September 30, 1996, respectively. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. During the one month ended October 31, 1996 and the period from June 3, 1996 through September 30, 1996, AIM Distributors did not receive contingent deferred sales charges imposed on redemption of Fund Shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors. During the period October 1, 1995 through June 3, 1996, the BBC was advised that RWB received $51,342 from investors representing commissions on sales of BBC shares and no brokerage fees on the execution of purchases and sales of portfolio securities were paid by the BBC.
  During the one month ended October 31, 1996 and the period from June 3, 1996 through September 30, 1996, the Fund paid legal fees of $66 and $362, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank d/b/a Chemical Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the one month ended October 31, 1996 and the period from July 19, 1996 through September 30, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

Financials

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the one month ended October 31, 1996 were $18,525,377 and $10,284,796, respectively, and during the year ended September 30, 1996 were $54,111,108 and $43,365,584, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis is as follows:

                                                                                       OCTOBER 31,      SEPTEMBER 30,
                                                                                           1996              1996
                                                                                       ------------     --------------
Aggregate unrealized appreciation of investment securities                             $27,860,837       $ 27,738,465
----------------------------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                              (650,839)          (738,956)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                                   $27,209,998       $ 26,999,509
======================================================================================================================

  Costs of investments for tax purposes for the one month ended October 31, 1996 and the period from June 3, 1996 through September 30, 1996 are $101,644,715 and $78,291,809, respectively.

NOTE 5-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6-CAPITAL STOCK

Changes in capital stock outstanding during the one month ended October 31, 1996 and the years ended September 30, 1996 and 1995 were as follows:

                                                        OCTOBER 31, 1996          SEPTEMBER 30, 1996         SEPTEMBER 30, 1995
                                                     ----------------------    ------------------------    ----------------------
                                                      SHARES      AMOUNT        SHARES        AMOUNT        SHARES      AMOUNT
                                                     --------   -----------    ---------   ------------    --------   -----------
Sold:
  Class A                                             620,358   $16,142,093    1,504,902   $ 36,636,393     235,753   $ 4,808,974
--------------------------------------------------   ----------------------    ------------------------    ----------------------
  Class B*                                            313,256     8,163,778           --             --          --            --
--------------------------------------------------   ----------------------    ------------------------    ----------------------
Issued as reinvestment of dividends:
  Class A                                                  --            --      178,537      4,200,245      43,313       809,149
--------------------------------------------------   ----------------------    ------------------------    ----------------------
Reacquired:
  Class A                                            (165,098)   (4,320,578)    (513,296)   (12,630,902)   (414,147)   (8,458,795)
--------------------------------------------------   ----------------------    ------------------------    ----------------------
  Class B*                                             (2,577)      (67,192)          --             --          --            --
--------------------------------------------------   ----------------------    ------------------------    ----------------------
                                                      765,939   $19,918,101    1,170,143   $ 28,205,736    (135,081)  $(2,840,672)
==================================================   ======================    ========================    ======================

* Class B shares commenced operations on October 1, 1996.

NOTE 7-OPEN FUTURES CONTRACTS

On October 31, 1996, $473,000, principal amount of U.S. Treasury bills were pledged as collateral to cover margin requirements for open futures contracts. On September 30, 1996, $195,000, principal amount of U.S. Treasury bills were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                                                                                  UNREALIZED
                                                                          NO. OF                                APPRECIATION/
                                                        CONTRACT         CONTRACTS       MONTH/COMMITMENT       (DEPRECIATION)
                                                      -------------      ---------      ------------------      --------------
Open futures contracts at October 31, 1996:           S&P 500 Index          34               March 97/Buy        $  (29,818)
Open futures contracts at September 30, 1996:         S&P 500 Index          14               March 97/Buy           (22,050)

                                                                   Financials

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding of the Class A shares during the one month ended October 31, 1996 and each of the years in the nine-year period ended September 30, 1996 and for a share of capital stock outstanding of the Class B shares during the period October 1, 1996 (date operations commenced) through October 31, 1996.

                                             OCTOBER 31,                           SEPTEMBER 30,
                                             -----------    -----------------------------------------------------------
CLASS A:                                        1996          1996(a)          1995            1994            1993
                                             -----------    -----------     -----------     -----------     -----------
Net asset value, beginning of period          $   25.56      $    23.83       $   19.22       $   18.89       $   18.24
------------------------------------------    ---------      ----------       ---------       ---------       ---------
Income from investment operations:
   Net investment income                          (0.00)           0.33            0.14            0.15            0.19
------------------------------------------    ---------      ----------       ---------       ---------       ---------
   Net realized and unrealized gains
     (losses) on investments                       0.52            4.61            5.05            1.24            0.63
------------------------------------------    ---------      ----------       ---------       ---------       ---------
       Total from investment operations            0.52            4.94            5.19            1.39            0.82
------------------------------------------    ---------      ----------       ---------       ---------       ---------
Less distributions:
   Dividends from net investment income              --           (0.21)          (0.12)          (0.21)          (0.17)
------------------------------------------    ---------      ----------       ---------       ---------       ---------
   Distributions from net realized gains             --           (3.00)          (0.46)          (0.85)             --
------------------------------------------    ---------      ----------       ---------       ---------       ---------
       Total distributions                           --           (3.21)          (0.58)          (1.06)          (0.17)
------------------------------------------    ---------      ----------       ---------       ---------       ---------
Net asset value, end of period                    26.08           25.56           23.83           19.22           18.89
==========================================    =========      ==========       =========       =========       =========
Total return(b)                                    2.04%          22.39%          27.84%           7.69%           4.54%
==========================================    =========      ==========       =========       =========       =========
Ratios/supplement data:
Net assets, end of period (000s omitted)      $ 120,448      $  106,415       $  71,324       $  60,115       $  65,112
==========================================    =========      ==========       =========       =========       =========
Ratio of expenses to average net assets            1.30%(c)        1.26%(d)         1.3%            1.4%            1.3%
==========================================    =========      ==========       =========       =========       =========
Ratio of net investment income to average
 net assets                                        0.12%(c)        0.53%(d)         0.7%            0.8%            1.0%
==========================================    =========      ==========       =========       =========       =========
Portfolio turnover rate                              10%             58%             17%             13%             25%
==========================================    =========      ==========       =========       =========       =========
Average Brokerage Commission Rate             $  0.0665             N/A             N/A             N/A             N/A
==========================================    =========      ==========       =========       =========       =========

                                                                             SEPTEMBER 30,
                                              ---------------------------------------------------------------------------
CLASS A:                                         1992            1991            1990            1989            1988
                                              -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of period            $   16.77       $   13.60       $   13.82       $   11.48       $   13.10
------------------------------------------      ---------       ---------       ---------       ---------       ---------
Income from investment operations:
   Net investment income                             0.20            0.23            0.25            0.24            0.12
------------------------------------------      ---------       ---------       ---------       ---------       ---------
   Net realized and unrealized gains
     (losses) on investments                         1.48            3.19           (0.20)           2.25           (1.68)
------------------------------------------      ---------       ---------       ---------       ---------       ---------

       Total from investment operations              1.68            3.42            0.05            2.49           (1.56)
------------------------------------------      ---------       ---------       ---------       ---------       ---------
Less distributions:
   Dividends from net investment income             (0.21)          (0.25)          (0.27)          (0.15)          (0.02)
------------------------------------------      ---------       ---------       ---------       ---------       ---------
   Distributions from net realized gains               --              --              --              --           (0.04)
------------------------------------------      ---------       ---------       ---------       ---------       ---------
       Total distributions                          (0.21)          (0.25)          (0.27)          (0.15)          (0.06)
------------------------------------------      ---------       ---------       ---------       ---------       ---------
Net asset value, end of period                      18.24           16.77           13.60           13.82           11.48
==========================================      =========       =========       =========       =========       =========
Total return(b)                                     10.10%          25.52%           0.34%          21.98%         (11.81)%
==========================================      =========       =========       =========       =========       =========
Ratios/supplement data:
Net assets, end of period (000s omitted)        $  61,601       $  46,958       $  31,706       $  21,170       $  18,681
==========================================      =========       =========       =========       =========       =========
Ratio of expenses to average net assets               1.4%            1.5%            1.6%            1.7%            2.2%
==========================================      =========       =========       =========       =========       =========
Ratio of net investment income to average
 net assets                                           1.2%            1.6%            2.0%            1.9%            3.3%
==========================================      =========       =========       =========       =========       =========
Portfolio turnover rate                                 5%              9%             12%             15%             15%
==========================================      =========       =========       =========       =========       =========
Average Brokerage Commission Rate                     N/A             N/A             N/A             N/A             N/A
==========================================      =========       =========       =========       =========       =========

(a) The Fund changed investment advisors on June 3, 1996.
(b) Does not deduct sales charges and periods for less than one year are not annualized.
(c) Ratios are based on average net assets of $114,411,384. Ratios of expenses and net investment income to average net assets prior to fee waivers are 1.37% and 0.05%, respectively.
(d) Ratios are based on average net assets of $77,923,118. Ratios of expenses and net investment income to average net assets prior to fee waivers are 1.28% and 0.50%, respectively.

                                              OCTOBER 31,
CLASS B:                                         1996
                                              -----------
Net asset value, beginning of period           $   25.56
---------------------------------------------  ---------
Income from investment operations:
   Net investment income                           (0.01)
---------------------------------------------  ---------
   Net realized and unrealized gains (losses)
     on investments                                 0.52
---------------------------------------------  ---------
       Total from investment operations             0.51
---------------------------------------------  ---------
Net asset value, end of period                     26.07
=============================================  =========
Total return(a)                                     2.00%
=============================================  =========
Ratios/supplement data:
Net assets, end of period (000s omitted)       $   8,101
=============================================  =========
Ratio of expenses to average net assets             2.01% (b)
=============================================  =========
Ratio of net investment income (loss) to
 average net assets                                (0.58) (b)
=============================================  =========
Portfolio turnover rate                               10%
=============================================  =========
Average Brokerage Commission Rate              $  0.0665
=============================================  =========

(a) Does not deduct sales charges and periods for less than one year are not annualized.
(b) Ratios are annualized and based on average net assets of $3,728,067. Ratios of expenses and net investment income (loss) to average net assets prior to fee waivers are 2.08% (annualized) and (0.65)%
    (annualized), respectively.

NOTE 9-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an Agreement and Plan of Merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the Fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM Funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
AIM Blue Chip Fund:

We have audited the accompanying statements of assets and liabilities of the AIM Blue Chip Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1996 and September 30, 1996, the related statements of operations for the one-month period ended October 31, 1996 and the year ended September 30, 1996, the statements of changes in net assets for the one-month period ended October 31, 1996 and the year ended September 30, 1996 and the financial highlights for the one-month period ended October 31, 1996 and the year ended September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the eight year period ended September 30, 1995 and the period from December 31, 1986 (date operations commenced) to September 30, 1987 were audited by other auditors whose report thereon, dated October 25, 1995, expressed an unqualified opinion on those financial highlights.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 and September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Blue Chip Fund as of October 31, 1996 and September 30, 1996, the results of its operations for the one-month period ended October 31, 1996 and the year ended September 30, 1996, the changes in its net assets for the one-month period ended October 31, 1996 and the year ended September 30, 1996 and the financial highlights for the one-month period ended October 31, 1996 and the year ended September 30, 1996, in conformity with generally accepted accounting principles.

                                                      KPMG Peat Marwick LLP

Houston, Texas
November 22, 1996

                                                            Directors & Officers

BOARD OF DIRECTORS                                OFFICERS                                    OFFICE OF THE FUND

Charles T. Bauer                                  Charles T. Bauer                            11 Greenway Plaza
Chairman and Chief Executive Officer              Chairman                                    Suite 1919
A I M Management Group Inc.                                                                   Houston, TX 77046
                                                  ROBERT H. GRAHAM
BRUCE L. CROCKETT                                 President                                   INVESTMENT ADVISOR
Formerly Director, President, and Chief
Executive Officer                                 JOHN J. ARTHUR                              A I M Advisors, Inc.
COMSAT Corporation                                Senior Vice President and Treasurer         11 Greenway Plaza
                                                                                              Suite 1919
OWEN DALY II                                      GARY T. CRUM                                Houston, TX 77046
Director                                          Senior Vice President
Cortland Trust Inc.                                                                           TRANSFER AGENT
                                                  SCOTT G. LUCAS
CARL FRISCHLING                                   Senior Vice President                       A I M Fund Services, Inc.
Partner                                                                                       P.O. Box 4739
Kramer, Levin, Naftalis & Frankel                 CAROL F. RELIHAN                            Houston, TX 77210-4739
                                                  Senior Vice President and Secretary
                                                                                              CUSTODIAN
ROBERT H. GRAHAM                                  JONATHAN C. SCHOOLAR
President and Chief Operating Officer             Senior Vice President                       State Street Bank and Trust Company
A I M Management Group Inc.                                                                   225 Franklin Street
                                                  MELVILLE B. COX                             Boston, MA 02110
JOHN F. KROEGER                                   Vice President
Formerly Consultant                                                                          COUNSEL TO THE FUND
Wendell & Stockel Associates, Inc.                DANA R. SUTTON
                                                  Vice President and Assistant Treasurer      Ballard Spahr
LEWIS F. PENNOCK                                                                              Andrews & Ingersoll
Attorney                                          P. MICHELLE GRACE                           1735 Market Street
                                                  Assistant Secretary                         Philadelphia, PA 19103
IAN W. ROBINSON
Consultant; Formerly Executive                    DAVID L. KITE                               COUNSEL TO THE DIRECTORS
Vice President and                                Assistant Secretary
Chief Financial Officer                                                                       Kramer, Levin, Naftalis & Frankel
Bell Atlantic Management                          NANCY L. MARTIN                             919 Third
Services, Inc.                                    Assistant Secretary                         New York, NY 10022

LOUIS S. SKLAR                                    OFELIA M. MAYO                              DISTRIBUTOR
Executive Vice President                          Assistant Secretary
Hines Interests                                                                               A I M Distributors, Inc.
Limited Partnership                               KATHLEEN J. PFLUEGER                        11 Greenway Plaza
                                                  Assistant Secretary                         Suite 1919
                                                                                              Houston, TX 77046
                                                  SAMUEL D. SIRKO
                                                  Assistant Secretary                         AUDITORS

                                                  STEPHEN I. WINER                            KPMG Peat Marwick LLP
                                                  Assistant Secretary                         700 Louisiana
                                                                                              NationsBank Bldg.
                                                  MARY J. BENSON                              Houston, TX 77002
                                                  Assistant Treasurer



                                                                   THE AIM FAMILY OF FUNDS --Registered Trademark--

                                                                   AGGRESSIVE GROWTH
                                                                   AIM Aggressive Growth Fund*
                                                                   AIM Capital Development Fund
                                                                   AIM Constellation Fund
                                                                   AIM Global Aggressive Growth Fund

                                                                   GROWTH
                                                                   AIM Blue Chip Fund
                                                                   AIM Global Growth Fund
                                                                   AIM Growth Fund
                                                                   AIM International Equity Fund
                                                                   AIM Value Fund
                                                                   AIM Weingarten Fund

                                                                   GROWTH AND INCOME
                                                                   AIM Balanced Fund
                                                                   AIM Charter Fund

                                                                   INCOME AND GROWTH
                                                                   AIM Global Utilities Fund

        [PHOTO OF 11 GREENWAY PLAZA                                HIGH CURRENT INCOME
               APPEARS HERE]                                       AIM High Yield Fund

                                                                   CURRENT INCOME
                                                                   AIM Global Income Fund
                                                                   AIM Income Fund

                                                                   CURRENT TAX-FREE INCOME
                                                                   AIM Municipal Bond Fund
                                                                   AIM Tax-Exempt Bond Fund of CT
                                                                   AIM Tax-Free Intermediate Shares

                                                                   CURRENT INCOME AND HIGH DEGREE
                                                                     OF SAFETY
                                                                   AIM Intermediate Government Fund

                                                                   HIGH DEGREE OF SAFETY AND
                                                                     CURRENT INCOME
                                                                   AIM Limited Maturity Treasury Shares

                                                                   STABILITY, LIQUIDITY, AND
                                                                     CURRENT INCOME
                                                                   AIM Money Market Fund

AIM Management Group has provided leadership                       STABILITY, LIQUIDITY, AND
in the mutual fund industry since 1976 and                           CURRENT TAX-FREE INCOME
currently manages approximately $59 billion                        AIM Tax-Exempt Cash Fund
in assets for more than 3.5 million
shareholders, including individual investors,                      *AIM Aggressive Growth Fund was closed to new
corporate clients, and financial institutions.                     investors on July 18, 1995. For more complete
The AIM Family of Funds --Registered Trademark--                   information about any AIM Fund(s), including
is distributed nationwide, and AIM today                           sales charges and expenses, ask your financial
ranks among the nation's top 15 mutual                             consultant or securities dealer for a free prospectus(es).
fund companies in assets under management,                         Please read the prospectus(es) carefully before you
according to Lipper Analytical Services, Inc.                      invest or send money.


[AIM LOGO APPEARS HERE]                                                                 -----------------
                                                                                            BULK RATE
                                                                                           U.S. POSTAGE
A I M Distributors, Inc.                                                                      PAID
11 Greenway Plaza, Suite 1919                                                              HOUSTON, TX
Houston, TX 77046                                                                        Permit No. 1919
                                                                                        -----------------
